U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2003

SOUTHERN FINANCIAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-22836	54-1779978
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

37 East Main Street Warrenton, Virginia	20186
(Address of principal executive office)	(Zip Code)

Registrant’s Telephone Number, including area code: (540) 349-3900

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	– Press Release issued by Southern Financial Bancorp, Inc. dated October 23, 2003

ITEM 9.	REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K, is instead being furnished under this “Item 9. Regulation FD Disclosure.”

On October 23, 2003, Southern Financial Bancorp, Inc. publicly disseminated a press release announcing its results for the third quarter ending September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

The press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Management has presented non-GAAP financial measures to exclude those items that are not considered part of Southern Financial’s core operating activity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FINANCIAL BANCORP, INC.

Dated: October 23, 2003	By:	/s/ Patricia A. Ferrick

Patricia A. Ferrick Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Southern Financial Bancorp, Inc. dated October 23, 2003.